UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  November 4, 2016 (October 28, 2016)

COMPUTRON, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-199965	47-1662242
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1 East Bedell Street, Freeport, NY	11520
(Address of principal executive offices)	(Zip Code)

(516) 697-1657

(Registrant’s telephone number, including area code)

(Former name if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 24, 2016, the holder (the “Majority Stockholder”) of approximately 97.27% of the voting power of outstanding shares of our common stock, par value $0.0001 per share, approved by written consent, in accordance with Nevada law, Amended and Restated Articles of Incorporation (the “Restated Articles”) which, among other things (i) changed of our name from “Computron, Inc.” to “Ho Wah Genting Group Limited” (the “Name Change”) and (ii) increased our number of authorized shares of capital stock from 75,000,000 shares of common stock, par value $0.0001 per share to 1,500,000,000 shares (the “Share Increase”). The Restated Articles, including the Name Change and the Share Increase, and their execution and filing were authorized by the sole member of the Board of Directors on September 24, 2016.

We are currently engaged in discussions with one private Malaysian company (the “HWGG”) regarding a possible business combination involving our company. HWGG is a business conglomerate located in Malaysia. Its principal business is to promote travel and entertainment through an online business model by offering a membership program to individuals who seek travel planning, entertainment, exclusive discounts and awards, junket operating services and property investment and development. At this stage, definitive terms have been agreed to, and both parties are currently bound to proceed with the transaction. With the permission of HWGG, we are changing our name to “Ho Wah Genting Group Limited” to facilitate these discussions.

On October 28, 2015, the Restated Articles became effective with the Nevada Secretary of State to, among other things, implement the Name Change and the Share Increase. The Restated Articles are filed as Exhibit 3.1 hereto and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The information in Item 5.03 above regarding the approval of the Restated Articles by written consent of our Majority Stockholder is incorporated herein by reference.

Item 8.01	Other Events.

In connection with the Name Change, we have submitted to the Financial Industry Regulatory Authority, Inc. (“FINRA”) a voluntary request for the change of our trading symbol. It is expected that the Name Change and our new trading symbol will be declared effective in the market by FINRA during the week commencing November 7, 2016. The Company will file an update to disclose the effective date of the Name Change and the change of its trading symbol upon our receipt of the announcement from FINRA.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Exhibit Description

3.1	Amended and Restated Articles of Incorporation of the Registrant

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMPUTRON, INC.

Date: November 4, 2016	By:	/s/ David Breier
Name: David Breier
Title: President

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